UNITED STATES
                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2004

                              BANCFIRST CORPORATION
             (Exact name of registrant as specified in its charter)

          OKLAHOMA                      0-14384                  73-1221379
          --------                      -------                  ----------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

101 North Broadway, Oklahoma City, Oklahoma                         73102
-------------------------------------------                         -----
 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (405) 270-1086


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Item 12. Results of Operations and Financial Condition.

      On April 20, 2004, BancFirst Corporation announced its results of operations for the quarter ended March 31, 2004. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BANCFIRST CORPORATION
                                                       (Registrant)

Date: April 20, 2004                              /s/ Randy P. Foraker
                                                  ------------------------------
                                                            (Signature)
                                                  Randy P. Foraker
                                                  Executive Vice President
                                                  Chief Risk Officer
                                                  Assistant Secretary/Treasurer
                                                  (Principal Accounting Officer)

                                  Exhibit Index

Exhibit Number
--------------

99.1     Press Release, dated April 20, 2004, issued by BancFirst Corporation.


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